MORGAN KEEGAN SELECT FUND, INC.
                Regions Morgan Keegan Select Capital Growth Fund
                   Regions Morgan Keegan Select Financial Fund

                         Supplement Dated April 16, 2004
                                       to
                        Prospectus dated November 1, 2003

THIS SUPPLEMENT PROVIDES NEW AND IMPORTANT INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS FOR MORGAN KEEGAN SELECT FUND, INC. IT SHOULD BE RETAINED AND READ IN CONJUNCTION WITH THE PROSPECTUS.

REGIONS MORGAN KEEGAN SELECT CAPITAL GROWTH FUND: An Agreement and Plan of Reorganization ("Plan") whereby Regions Morgan Keegan Select Capital Growth Fund ("Capital Growth Fund") would transfer all of its assets and liabilities to Regions Morgan Keegan Select Mid Cap Growth Fund ("Mid Cap Growth Fund"), a series of Regions Morgan Keegan Select Funds, in exchange for shares of Mid Cap Growth Fund has been approved by the Fund, subject to shareholder approval at a special meeting to be held on June 11, 2004.

Mid Cap Growth Fund has investment objectives, policies and strategies substantially similar to those of Capital Growth Fund. However, Mid Cap Growth Fund, under normal circumstances, invests at least 80% of the value of its net assets in mid-capitalization equity investments (i.e., companies whose market capitalization ranges from $300 million to $10 billion), whereas Capital Growth Fund invests in issuers across the capitalization range in the U.S. equity market. Both Funds are managed by Charles A. Murray, CFA.

If the reorganization is approved by shareholders and consummated, any shares you own of Capital Growth Fund will be exchanged for shares of Mid Cap Growth Fund. Accordingly, you should consider the investment policies, risks and other features of Mid Cap Growth Fund before you purchase shares of Capital Growth Fund. You may continue to buy and sell shares of Capital Growth Fund prior to the closing of the reorganization.


REGIONS MORGAN KEEGAN SELECT FINANCIAL FUND: An Agreement and Plan of Reorganization ("Plan") whereby Regions Morgan Keegan Select Financial Fund ("Financial Fund") would transfer all of its assets and liabilities to Regions Morgan Keegan Select Value Fund ("Value Fund"), a series of Regions Morgan Keegan Select Funds, in exchange for shares of Value Fund has been approved by the Fund, subject to shareholder approval at a special meeting to be held on June 11, 2004.

Value Fund has investment objectives, policies and strategies that differ from those of Financial Fund. Most notably, unlike Financial Fund, Value Fund does not concentrate its investments in the equity securities of companies in the financial services industry. However, Value Fund holds substantial investments in financial stocks, and both Value Fund and Financial Fund are managed in accordance with the same value-oriented investment philosophy. Both Funds are managed by Craig S. Harris, CFA.

If the reorganization is approved by shareholders and consummated, any shares you own of Financial Fund will be exchanged for shares of Value Fund. Accordingly, you should consider the investment policies, risks and other features of Value Fund before you purchase shares of Financial Fund. You may continue to buy and sell shares of Financial Fund prior to the closing of the reorganization.

OTHER INFORMATION: More information about each of the reorganizations is contained in a joint prospectus/proxy statement that will be mailed on or about April 22, 2004 to shareholders of record on April 5, 2004. For copies of the prospectus/proxy statement or copies of the current prospectus of Mid Cap Growth Fund and Value Fund, please contact your Morgan Keegan financial advisor at 1-800-366-7426.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE